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                                                                   EXHIBIT 10.28

                          FEBRUARY 1999 AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

     THIS FEBRUARY 1999 AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment"), dated as of February 4, 1999 and effective as of November 30, 1998, made by and between CRESTAR BANK, a Virginia banking corporation (the "Lender"), ANADAC, INC., a Virginia corporation (the "Parent"), and LEGISLATIVE DEMOGRAPHIC SERVICES, INC., a Delaware corporation, formerly known as System Dynamics, Inc., a Delaware corporation ("LDS," and together with the Parent, the "Borrowers"), recites and provides:


                                   RECITALS
                                   --------

     The Parent, Defense Systems Concepts, Inc., a Maryland corporation ("DSC"), and the Lender are parties to a Loan and Security Agreement, dated as of January 9, 1991 (the "Original Loan Agreement"). LDS subsequently became a party to the Original Loan Agreement in accordance with the terms thereof, and DSC subsequently was released as a party to the Original Loan Agreement. The Original Loan Agreement has been amended by amendments dated August 5, 1992, October 23, 1992, July 26, 1993, January 31, 1995, May 26, I995, June 21, 1995,
May 24, 1996, December 31, 1996, October 31, 1997, and November 10, 1998 (the "Substantive Amendments"). In addition, the Termination Date, as defined in the Original Loan Agreement, has been extended from time to time pursuant to various letter agreements (the "Extension Letters"). The Original Loan Agreement, as amended to the date hereof by the Substantive Amendments and the Extension Letters, and as further amended, modified or supplemented from time to time, shall be referred to as the "Loan Agreement." Terms defined in the Loan Agreement shall have the same defined meanings when such terms are used in this Amendment.

     The Borrowers and the Lender have agreed to amend the terms of the Loan Agreement. Accordingly, for valuable consideration, the receipt and sufficiency of which are acknowledged, the Borrowers and the Lender agree as follows:


                                   AGREEMENT
                                   ---------

     1. The following definition in Section 1 of the Loan Agreement is amended to read in its entirety as follows:

          "Termination Date means March 31, 2000, and any extension or extensions thereof granted by the Lender in accordance with the provisions of Section 2.1 (h)."

     2. Section 7.1 of the Loan Agreement is deleted in its entirety and is replaced with the following provisions:
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          "(S)7.1 Minimum Tangible Net Worth. The Parent will maintain at all
           ---------------------------------
     times a Tangible Net Worth of not less than $5,500,000."

     3.  Section 7.3 Current Ratio of the Loan Agreement is deleted in its
                     -------------
entirety.

     4.  Section 7.4 Cash Flow Coverage of the Loan Agreement is deleted in its
                     ------------------
entirety.

     5. Except for the amendments to the Loan Agreement set forth above, the Loan Documents shall remain in full force and effect. The Borrowers acknowledge and agree that this Amendment effects an extension of the Termination Date, among other amendments, and is not a novation, and the Borrowers ratify and confirm the remaining terms and provisions of the Loan Documents in all respects.

     6. The Borrowers represent and warrant that this Amendment has been duly authorized, executed and delivered by each of them in accordance with resolutions adopted by their respective boards of directors. All other representations and warranties made by the Borrowers in the Loan Documents are incorporated by reference in this Amendment and are deemed to have been repeated as of the date of this Amendment, with the same force and effect as if set forth in this Amendment, except that any representation or warranty relating to any financial statements shall be deemed to be applicable to the financial statements most recently delivered to the Lender in accordance with the provisions of the Loan Documents.

     7. The Borrowers jointly and severally agree to pay all costs and expenses incurred by the Lender in connection with this Amendment, including, but not limited to, reasonable attorneys' fees.

     8. This Amendment shall be governed by the laws of the Commonwealth of Virginia, without reference to conflict of laws principles.

     9. This Amendment may be executed by the parties individually or in any combination, in one or more counterparts, each of which shall be an original and all of which together constitute one and the same instrument.

     10. The Borrowers acknowledge and agree that there are no defenses, counterclaims or setoffs against any of their respective obligations under the Loan Documents.


                        [SIGNATURES ON FOLLOWING PAGE]

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WITNESS the following signatures.



                                ANADAC, INC.,
                                a Virginia corporation

                                By: /s/Melinda K. Jensen
                                   ---------------------------------------
                                   Melinda K. Jensen
                                   Chief Financial Officer


                                LEGISLATIVE DEMOGRAPHIC
                                SERVICES, INC., a Delaware corporation,
                                formerly known as System Dynamics, Inc., a Delaware corporation


                                By: /s/ Paul J. Bulger
                                   --------------------------------------
                                Name:  Paul J. Bulger
                                      -----------------------------------
                                Title: President
                                      -----------------------------------


                                CRESTAR BANK,
                                a Virginia banking corporation

                                By: /s/ Peter J. Mandanis
                                   --------------------------------------
                                   Peter J. Mandanis
                                   Vice President

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